EXHIBIT 10.10


                                   AGREEMENT
                                   ---------

         This Agreement ("the Agreement") is effective as of the 21, January, 1998, by and between Global Outdoors, Inc., an Alaska corporation ("Global") and The Outdoor Channel, Inc., a Nevada corporation ("TOC").

         WHEREAS, TOC desires to have long term advertising relationships for significant time commitments; and

         WHEREAS, Global desires to have a television advertising medium for television programs; and,

         WHEREAS, Global and TOC both acknowledge their past long term relationship.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. TERM. Beginning December 29, 1997, and continuing for a five year term through December 28, 2002, Global agrees to buy and TOC agrees to sell airtime on TOC as listed below. At the conclusion of the initial five year term, a subsequent five year term will commence at rates equal to 50% of the then average going rate structure in effect on December 29, 2002. At the conclusion of the second five year term, Global will have the option to renew this agreement for a subsequent five year term at rates equal to 50% of the then average going rate structure in effect on December 29, 2007. At the conclusion of the third five year term, Global will have the option to renew this agreement for a subsequent five year term at rates equal to 50% of the then average going rate structure in effect on December 29, 2012.


2. LONG FORM PROGRAMMING. TOC will sell Global 10 hours of airtime per week at rates of $270 to $670 per hour for outdoor related long form programming as follows:

     TOTALS:
     -------
     5 hours/week - Prime       52 weeks   260 hours/year $670/hr   $3350/wk  $174,200/year
     5 hours/week - Off prime   52 weeks   260 hours/year $270/hr   $1350/wk  $ 70,200/year

     The initial schedule is as follows:

     1.   Gold Prospector's Show - Saturday 6:00 to 7:00 AM (1 hour)
     2.   Gold Fever - Saturday 10:30 to 11:30 AM (1 hour)
     3.   Prospecting for Gold - Saturday 10:00 to 10:30 PM (30 minutes)
     4.   Prospector's Preacher - Sunday 6:00 to 6:30 AM (30 minutes)
     5.   Prospecting for Gold - Sunday 7:00 to 7:30 AM (30 minutes)
     6.   Prospecting for Gold - Sunday 2:00 to 2:30 PM (30 minutes)
     7.   Gold Fever - Sunday 11:00 to Midnight (1 hour)

     8.   Gold Fever - Monday 6:00 to 7:00 PM (1 hour)
     9.   Gold Fever - Tuesday 12:00 to 1:00 AM (1 hour)
     10.  Gold Prospector's Show - Wednesday 2:00 to 3:00 AM (1 hour)
     11.  Gold Prospector's Show - Thursday 2:30 to 3:00 AM (30 minutes)
     12.  Prospecting for Gold - Thursday 5:00 to 5:30 PM (30 minutes)
     13.  Gold Prospector's Show - Friday 4:00 to 5:00 PM (1 hour)

         TOC reserves the right to adjust times subject to Global approval. Actual run time of 1 hour time slots and 1/2 hour time slots are 57 minutes and
28.5 minutes, respectively, to allow for cable affilate time and station identification. Above schedule represents 5 hours of prime time programming, and five hours of off prime time programming. That balance will remain in effect throught the duration of the agreement. All time listed are Eastern. It is understood that Global will retain 100% of the air time during such programs and that TOC will credit to Global any outside advertising that TOC sells and inserts into such programming less a commission of 25%.

3. SHORT FORM ADVERTISING. TOC will sell Global a total of 30 advertising avails per week, with a minimum of 15 in prime time slots, in regular outdoor programming, at a rate of $90 per spot. Each spot is 60 seconds in length. The best available spots will be allocated, depending on the particular needs of Global.

     Totals:

     (30) Sixty Second Spots/week-$90/spot=$2,700/week    52 weeks=$140,400/year

         Additional time will be made available at the same rate on an "as available basis."

4. SUMMARY:
Long Form Time - 5 Hours, Prime per week           @$670 per hour -  $174,200/yr
Long Form Time - 5 Hours, Off Prime per week       @$270 per hour -  $ 70,200/yr
Short Form Time-(30) Sixty second avails per week  @$ 90 per spot -  $140,400/yr

Total Value:                                                         $384,800/yr
                                                                  $ 29,600/4 wks

5. SALE OF TIME TO TOC. After January 1, 1999, upon 60 days' notice to TOC, Global may sell back to TOC airtime it does not plan to utilize for any period at the same rate it is paying to TOC.

6. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and deemed to have been given when delivered in person or when dispatched by telegram or electronic facsimile transfer (confirmed in writing by mail, registered or certified, return receipt requested, postage prepaid, simultaneously dispatched) to the addresses specified below.

     If to TOC:               The Outdoor Channel, Inc.
                              43445 Business Park Drive, Suite 103
                              Temecula, California 92590
                              Attn: Chief Executive Officer and General Counsel
                                    Fax no. (909) 699-4062


     If to Global:            Global Outdoors, Inc.
                              43445 Business Park Drive, Suite 103
                              Temecula, California 92590
                              Attn: Chief Executive Officer and General Counsel
                                    Fax no. (909) 699-4062


or to such other address or fax number as either party may from time to time designate in writing to the other.

7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof, and supersedes all prior agreements and understandings, whether oral or written, with respect to the same. No modification, alteration, amendment or recision of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by both parties hereto.

8. GOVERNING LAW. This Agreement and the rights and duties of the parties hereunder shall be governed by, construed under and enforced in accordance with the laws of the State of California.

9. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. The rights, duties and obligations under this Agreement shall be assigned by the Company to a successor of all or substantially all of the business or assets of the Company.

10. SEVERABILITY. If any of the provisions of this Agreement shall for any reason be adjudged by any court of competent jurisdiction to be invalid or unenforceable, such judgment shall not affect, impair or invalidate the remainder of this Agreement, but shall be confined in its operations to the provision of this Agreement directly involved in the controversy in which such judgement shall have been rendered, and then to the narrowest possible extent necessary to give effect to such judgment.

11. CONSENT TO JURISDICTION. The parties irrevocably consent and submit to the exclusive jurisdiction of any state or federal court having situs within the counties of Riverside, San Diego or Orange in the State of California for the enforcement of this Agreement.

12. COUNTERPARTS. This Agreement may be signed in counterparts.


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


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                        GLOBAL OUTDOORS, INC.:



                                        By: /s/ Perry Massie
                                            ------------------------------------
                                            Perry Massie Pres, CEO
                                            ------------------------------------
                                            (print name)



                                        THE OUTDOOR CHANNEL, INC.:


                                        By: /s/ Andy Dale
                                            ------------------------------------
                                            Andy Dale
                                            ------------------------------------
                                            (print name) President & COO




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